UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 27, 2007

                           Dayton Superior Corporation
             (Exact name of Registrant as specified in its charter)

           Delaware                      1-11781                 31-0676346
(State or other jurisdiction of       (Commission              (IRS Employer
 incorporation or organization)       File Number)           Identification No.)


7777 Washington Village Drive, Dayton, Ohio                             45459
(Address of principal executive offices)                              (Zip code)

                                  937-428-6360
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

     On June 27, 2007, Dayton Superior Corporation ("Dayton Superior") released the following information with respect to its EBITDA for the years ended December 31, 2004, 2005 and 2006 and the three months ended March 31, 2006 and March 30, 2007:

($ in thousands)

              Year ended December 31,                  Three months ended
           ------------------------------       --------------------------------
              2004      2005      2006          March 31, 2006    March 30, 2007
              ----      ----      ----          --------------    --------------
  EBITDA    $45,822  ($32,667)  $58,960             $8,881            $8,843

     EBITDA, a metric used by management to measure operating performance, is defined as earnings (loss) before interest expense, interest income, income taxes, depreciation and amortization of intangibles. Dayton Superior presents EBITDA because its management believes that EBITDA is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in its industry, some of which present EBITDA when reporting their results. Dayton Superior's management regularly evaluates the company's performance as compared to other companies in its industry that have different financing and capital structures and/or tax rates by using EBITDA. Dayton Superior believes EBITDA allows for meaningful company-to-company performance comparisons by adjusting for factors such as interest expense, depreciation, amortization and income taxes, which often vary from company-to-company. In addition, Dayton Superior uses EBITDA in evaluating acquisition targets. EBITDA is not a recognized term under GAAP and does not purport to be an alternative to net income, operating income or any other performance measures derived in accordance with GAAP. Since not all companies use identical calculations, this presentation of EBITDA may not be comparable to other similarly titled measures of other companies.

EBITDA is calculated and reconciled to net loss in the table set forth below:


                                 Year Ended December 31,     Three Months Ended
                             ------------------------------  -------------------
                                                             March 31, March 30,
                                2004      2005       2006      2006      2007
                              --------  --------   --------  --------  --------
Net loss                     ($48,749) ($114,703) ($18,009)  ($9,075)  ($8,159)
Provision for income taxes     16,185        639       394       124        59
Interest expense               47,207     48,133    49,983    12,156    11,185
Interest income                  (559)      (163)      113       (19)     (135)
Depreciation expense           30,749     32,857    25,919     5,544     5,847
Amortization of intangibles       989        570       560       151        46
EBITDA                        $45,822   ($32,667)  $58,960    $8,881    $8,843

EBITDA was impacted by the
 following items:

   Loss on early
    extinguishment of
    long-term debt               $842          -         -         -         -
   (Gain) / loss on disposal
    of PP&E                     ($248)    $4,529   ($1,504)    ($669)      $83
   Facility closing and
    severance expenses          2,036      1,712       423       251       368
   Stock compensation expense       -          -     2,249        26       659
   One-time consulting fees         -          -     3,913       575         -
   Impairment of goodwill           -     64,000         -         -         -
   Other expense / (income)      (134)       (89)      555       (52)      112

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            DAYTON SUPERIOR CORPORATION


Date: June 27, 2007                         By: /s/ Edward J. Puisis
                                                --------------------------------
                                                Edward J. Puisis
                                                Executive Vice President
                                                and Chief Financial Officer